Exhibit 99.1

Hain Celestial Announces 2017 Annual Meeting of Stockholders Date,

Reconstitution of Board of Directors and

Cooperation Agreement with Engaged Capital

Lake Success, NY, September 28, 2017—The Hain Celestial Group, Inc. (NASDAQ: HAIN) (“Hain Celestial” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today announced that the Company will hold its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) on November 16, 2017.

The Company also announced the appointment of Dr. Celeste A. Clark, Dean Hollis, Shervin J. Korangy, Jack L. Sinclair, Glenn W. Welling and Dawn M. Zier to its Board of Directors (the “Board”). After evaluating numerous candidates, including those suggested by Engaged Capital, LLC (“Engaged Capital”), the Board believes that these directors are highly qualified and will bring new and valuable skills to Hain Celestial’s Board. Each appointee will be included in Hain Celestial’s slate of director nominees for election at the 2017 Annual Meeting; three of the Company’s current directors will not stand for re-election at that meeting. With these changes after the 2017 Annual Meeting, the Board will be comprised of eleven directors, ten of whom are independent.

In connection with today’s announcement, the Company has entered into a mutual cooperation agreement with Engaged Capital. The full agreement with Engaged Capital will be filed in a Form 8-K with the Securities and Exchange Commission later today, and all of the directors’ biographies are available on the Company’s website under Investor Relations.

“Over the last year, we have identified and executed upon a number of strategic initiatives and have put in place the building blocks to help drive our next phase of growth. We are focused on continuing to execute against our Four-Point Strategic Plan to: Invest in Top Brands and Capabilities to Grow Globally, Expand Project Terra Cost Savings, Enhance the Leadership Team to Deliver our Strategic Plan and Return Capital to Shareholders. In line with our commitment to strengthen our leadership team, including our Board of Directors, I am pleased to announce the addition of six, highly-qualified independent directors, who will add valuable industry experience and new perspective to our Board,” said Irwin D. Simon, Founder, President and Chief Executive Officer of Hain Celestial. “Thank you to our current Board members for their service and many contributions to Hain Celestial. We also appreciate the insight, constructive approach and shareholder perspective from Glenn Welling and Engaged Capital throughout this process. Hain Celestial is well positioned among some of the fastest-growing trends, categories and channels in consumer products around the world today. We remain excited about the opportunities ahead and look forward to working collaboratively with our new Board members.”

Glenn W. Welling, Founder and Chief Investment Officer of Engaged Capital commented, “We are pleased to have been able to work so constructively with Irwin Simon and members of the Board on this important step toward enhancing value creation for all shareholders. The Board will

The Hain Celestial Group, Inc. ● 1111 Marcus Avenue ● Lake Success, NY 11042

516-587-5000 ● www.hain.com

benefit from the infusion of skills and experience in consumer packaged goods, grocery and retail, operations, and capital allocation. The enhanced Board, which now includes a majority of newly appointed directors, is an important step towards ensuring Hain Celestial continues to create extraordinary value for shareholders. Hain Celestial is a great business with significant opportunities for growth and margin expansion, and I look forward to working with the management team and the Board to help realize the Company’s full potential.”

About The Hain Celestial Group, Inc.

The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Earth’s Best®, Ella’s Kitchen®, Terra®, Garden of Eatin’®, Sensible Portions®, Health Valley®, Arrowhead Mills®, MaraNatha®, SunSpire®, DeBoles®, Casbah®, Rudi’s Organic Bakery®, Hain Pure Foods®, Spectrum®, Spectrum Essentials®, Imagine®, Almond Dream®, Rice Dream®, Soy Dream®, WestSoy®, The Greek Gods®, BluePrint®, FreeBird®, Plainville Farms®, Empire®, Kosher Valley®, Yves Veggie Cuisine®, Better Bean™, Europe’s Best®, Cully & Sully®, New Covent Garden Soup Co.®, Yorkshire Provender™, Johnson’s Juice Co.®, Farmhouse Fare®, Hartley’s®, Sun-Pat®, Gale’s®, Robertson’s®, Frank Cooper’s®, Linda McCartney®, Lima®, Danival®, Joya®, Natumi®, GG UniqueFiber®, Tilda®, JASON®, Avalon Organics®, Alba Botanica®, Live Clean® and Queen Helene®. Hain Celestial has been providing A Healthier Way of Life™ since 1993. For more information, visit www.hain.com.

About Engaged Capital:

Engaged Capital, LLC (“Engaged Capital”) was established in 2012 by a group of professionals with significant experience in private equity investing in the public markets and was seeded by Grosvenor Capital Management, L.P., one of the oldest and largest global alternative investment managers. Engaged Capital is a limited liability company owned by its principals and formed to create long-term shareholder value by bringing an owner’s perspective to the managements and boards of undervalued public companies. Engaged Capital’s efforts and resources are dedicated to a single investment style, “Constructive Activism” with a focus on delivering superior, long-term, risk-adjusted returns for investors. Engaged Capital is based in Newport Beach, California.

Safe Harbor Statement

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical facts. You can also identify forward-looking statements by discussions of our Four-Point Strategic Plan and strategic initiatives and opportunities related to driving growth. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors, include, among others, the Company’s beliefs or expectations relating to the Company’s strategic plan including its ability to generate growth and execution against such plan and the other risks detailed from time-to-time in the Company’s reports filed

The Hain Celestial Group, Inc. ● 1111 Marcus Avenue ● Lake Success, NY 11042

516-587-5000 ● www.hain.com

with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2017, and our quarterly reports. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflects changes in underlying assumptions or factors of new methods, future events or other changes.

Contact:

Mary Anthes

The Hain Celestial Group, Inc.

516-587-5060

For Engaged Capital:

Riyaz Lalani, Bayfield Strategy, Inc.

(416) 907-9365

rlalani@bayfieldstrategy.com

The Hain Celestial Group, Inc. ● 1111 Marcus Avenue ● Lake Success, NY 11042

516-587-5000 ● www.hain.com